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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): June 1, 1999

                           GLOBAL VACATION GROUP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        New York                          0-14353               13-1894567
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(State or Other Jurisdiction            (Commission            (IRS Employer
of Incorporation)                       File Number)           Identification
                                                               Number)


1420 New York Avenue, N.W., Suite 550, Washington, DC                 20005
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(Address of Principal Executive Offices)                            (Zip Code)

       Registrant's telephone number, including area code: (202) 347-1800


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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

ACQUISITION OF ASSETS OF TRASE MILLER SOLUTIONS, INC.

           On June 1, 1999, Global Vacation Group, Inc. ("GVG"), through a wholly owned subsidiary, acquired substantially all of the assets of Trase Miller Solutions, Inc. ("TMS"). TMS operated and developed management information systems that support wholesale packaged tour services. In the acquisition, GVG acquired TMS's technology platform, an integrated travel reservation and information processing system. It also purchased TMS's current assets, furniture, computer and office equipment. Prior to this acquisition, GVG had a services agreement with TMS which included an option to purchase TMS's assets. GVG will use the assets acquired to service its operations.

           The total purchase price paid for TMS's assets and the assumed liabilities was $30,090,000, of which (i) $14,050,000 had been prepaid under GVG's services agreement with TMS, (ii) $14,540,000 was paid at the closing on June 1, 1999 and (iii) $1,500,000 was placed in escrow to fund future claims, if any, of GVG. GVG funded the acquisition through its secured credit facility with The Bank of New York.

           The purchase price was determined as a result of arms-length negotiations between GVG and TMS. During such negotiations, the parties considered, among other things, the capabilities of TMS's software and systems and the need of GVG for such technology. The foregoing description of the asset purchase is only a summary and is qualified in its entirety by reference to the Asset Purchase Agreement, filed as Exhibit 2.1 hereto and incorporated herein by reference. A copy of the press release, dated June 2, 1999, issued by GVG regarding the above-described transaction is attached as Exhibit 99.1 hereto.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

           (a)   Financial Statements of Business Acquired;

           It is impractical to provide the required financial statements at the time of the filing of this report. The required financial statements for the acquired business will be filed as an amendment to this Form 8-K within 60 days of the date of this filing, which will be 75 days from the date of the acquisition.

           (b)   Pro Forma Financial Information;

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           It is impractical to provide the required pro forma information at the time of the filing of this report. The required pro forma information will be filed as an amendment to this Form 8-K within 60 days of the date of this filing.

           (c)   Exhibits;

           2.1 Asset Purchase Agreement dated as of June 1, 1999 by and among GVG/TMS Acquisition Sub, Inc., Trase Miller Solutions, Inc., James F. Miller and for certain limited purposes, Global Vacation Group, Inc. (Filed as Exhibit 2.1).

           99.1 Press Release, dated June 2, 1999, relating to the acquisition of TMS.

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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 Date:  June 16, 1999                     GLOBAL VACATION GROUP, INC.


                                          By:  /s/ Roger H. Ballou
                                          -------------------------------------
                                          Roger H. Ballou
                                          Chairman and Chief Executive Officer

                                          By:  /s/ Jay G. Stuart
                                          -------------------------------------
                                          Jay G. Stuart
                                          Executive Vice President and
                                          Chief Financial Officer

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                                  EXHIBIT INDEX


EXHIBIT NUMBER          EXHIBIT
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      2.1        Asset Purchase Agreement dated as of
                 June 1, 1999 by and among GVG/TMS
                 Acquisition Sub, Inc., Trase Miller
                 Solutions, Inc., James F. Miller and
                 for certain limited purposes, Global
                 Vacation Group, Inc. (Filed as
                 Exhibit 2.1).

      99.1       Press Release, dated June 2, 1999,
                 relating to the acquisition of TMS.

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